FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2014
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

17. FAIR VALUE MEASUREMENTS

Measured at fair value on recurring basis

        Cash equivalents and bank borrowings are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market.

Measured at fair value on nonrecurring basis

        The Group measured the distribution rights and production costs at fair value on a nonrecurring basis when it wrote down the carrying amounts of the distribution rights and production costs to their fair value as a result of impairment assessments (Note 5 and Note 6). The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection of the future cash flows and the discount rate.